EXHIBIT 10.1

                                                             EXECUTION COPY




                 AMENDMENT NO. 2 TO SENIOR CREDIT AGREEMENT


                               This AMENDMENT NO. 2, dated as of
                      February 22, 2002, to the SENIOR CREDIT
                      AGREEMENT dated as of June 27, 2001 and amended as of September 19, 2001 (as amended and modified from time to time, the "Senior Credit Facility"), among RITE AID CORPORATION, a Delaware corporation ("Rite Aid" or the "Borrower"), the Banks (as defined in Article 1 thereof), CITICORP USA, INC. ("Citicorp USA"), as a Swingline Bank, as an Issuing Bank, and as administrative agent for the Banks (in such capacity, the "Senior Administrative Agent"), Citicorp USA, as collateral agent for the Banks (in such capacity, the "Senior Collateral Agent") and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), CREDIT SUISSE FIRST BOSTON and FLEET RETAIL FINANCE INC., as syndication agents (in such capacity, the "Syndication Agents").

                                  RECITALS

                  A. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Senior Credit Facility.

                  B. The Borrower has requested that certain amendments be made to the Senior Credit Facility.

                  C. The Borrower and the Banks are entering this Amendment pursuant to Section 9.05(a) of the Senior Credit Facility.

                                 AGREEMENTS

                  In consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Banks agree as follows:

                  Section 1. Amendments to the Senior Credit Facility. The Senior Credit Facility is hereby amended, effective as of the Amendment Effective Date, as follows:

                  (a) The following definitions are hereby added to Section
1.01 in their appropriate alphabetical order:

                  (i) "Applicable Rate" means, for any day, with respect to any Base Rate Loan or Euro-Dollar Loan, as the case may be, the applicable rate per annum set forth below under the caption "Base Rate Spread" or "Euro-Dollar Spread", as the case may be, based upon the ratings by S&P and Moody's, respectively, applicable on such date to the Index Debt:

===============================================================================
                                             Base Rate           Euro-Dollar
          Index Debt Ratings:                  Spread              Spread
-------------------------------------------------------------------------------
               Category 1                      2.50%                3.50%

          B+ and B1 or higher

-------------------------------------------------------------------------------
               Category 2                      2.75%                3.75%

     Lower than B+ or B1 or unrated

===============================================================================

                  For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this paragraph), then such rating agency shall be deemed to have established a rating in Category 2; and (ii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Banks shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

                  (ii) "Index Debt" means Indebtedness for borrowed money under this Agreement.

                  (iii) "Moody's" means Moody's Investors Service, Inc.

                  (iv) "S&P" means Standard & Poor's.

                  (b) Section 2.18(b)(i) is hereby amended by deleting the reference therein to "$125,000,000" and replacing it with a reference to "$175,000,000".

                  (c) Section 2.06 is hereby amended as follows:

                  (i) The reference to "2.50%" in subsection (a) is hereby deleted and replaced with a reference to "the Applicable Rate".

                  (ii) The reference to "3.50%" in subsection (b) is hereby deleted and replaced with a reference to "the Applicable Rate."

                  (d) Section 5.16 is hereby amended and restated in its entirety as follows:

                  "Section 5.16. Capital Expenditures. The aggregate amount of Consolidated Capital Expenditures for any period set forth below shall not exceed the amount set forth below opposite such period, plus (a) Excess Liquidity for such period, plus (b) an amount (the "Carryforward Amount") equal to the sum of (i) any amount by which the amount set forth below opposite the immediately preceding period, if any, exceeds the Consolidated Capital Expenditures during such immediately preceding period and
         (ii) in the case of the twelve months ending February 28, 2004, any amount by which the sum of (x) the amount set forth below opposite the twelve months ending March 1, 2003 plus (y) any increase in such amount pursuant to clause (i) above exceeds the Consolidated Capital Expenditures for the twelve months ending March 1, 2003:


                 Period                                           Amount

Twelve months ending March 2, 2002..........................  $150,000,000
Twelve months ending March 1, 2003..........................  $150,000,000
Twelve months ending February 28, 2004......................  $150,000,000
Twelve months ending February 26, 2005......................  $150,000,000
February 27, 2005 through June 27, 2005.....................  $100,000,000."


                  (e) Section 5.17 is hereby amended and restated in its entirety as follows:

                  "Section 5.17. Maximum Leverage Ratio. At no time shall the Leverage Ratio as of any date during any period set forth below be greater than the amount set forth opposite such period:


          Period                                               Amount
Nine months ending December 1, 2001........................  8.25 to 1.00
Twelve months ending March 2, 2002.........................  8.40 to 1.00
Twelve months ending May 31, 2002..........................  9.50 to 1.00
Twelve months ending August 31, 2002.........................10.00 to 1.00
Twelve months ending November 30, 2002.....................  9.50 to 1.00
Twelve months ending March 1, 2003.........................  8.30 to 1.00
Twelve months ending May 31, 2003..........................  7.90 to 1.00
Twelve months ending August 31, 2003.......................  7.70 to 1.00
Twelve months ending November 30, 2003.....................  7.50 to 1.00
Twelve months ending February 28, 2004.....................  7.00 to 1.00
Twelve months ending May 31, 2004..........................  6.70 to 1.00
Twelve months ending August 31, 2004.......................  6.50 to 1.00
Twelve months ending November 30, 2004.....................  6.50 to 1.00
Twelve months ending February 26, 2005.....................  6.00 to 1.00
Twelve months ending May 31, 2005..........................  6.00 to 1.00."


                  (f) Section 5.18 is hereby amended and restated in its entirety as follows:

                  "Section 5.18. Minimum Interest Coverage Ratio. At no time shall the Consolidated Interest Coverage Ratio for any period be less than the amount set forth below opposite such period:


           Period                                                 Amount
Nine months ending December 1, 2001.........................  1.25 to 1.00
Twelve months ending March 2, 2002..........................  1.20 to 1.00
Twelve months ending May 31, 2002...........................  1.15 to 1.00
Twelve months ending August 31, 2002........................  1.10 to 1.00
Twelve months ending November 30, 2002......................  1.20 to 1.00
Twelve months ending March 1, 2003..........................  1.35 to 1.00
Twelve months ending May 31, 2003...........................  1.45 to 1.00
Twelve months ending August 31, 2003........................  1.45 to 1.00
Twelve months ending November 30, 2003......................  1.60 to 1.00
Twelve months ending February 28, 2004......................  1.70 to 1.00
Twelve months ending May 31, 2004...........................  1.75 to 1.00
Twelve months ending August 31, 2004........................  1.90 to 1.00
Twelve months ending November 30, 2004......................  2.00 to 1.00
Twelve months ending February 26, 2005......................  2.00 to 1.00
Twelve months ending May 31, 2005...........................  2.00 to 1.00."


                  (g) Section 5.19 is hereby amended and restated in its entirety as follows:

                  "Section 5.19. Minimum Fixed Charge Coverage Ratio. At no time shall the Consolidated Fixed Charge Coverage Ratio for any period set forth below be less than the amount set forth below opposite such period:


            Period                                                 Amount
Nine months ending December 1, 2001........................... 0.90 to 1.00
Twelve months ending March 2, 2002............................ 0.90 to 1.00
Twelve months ending May 31, 2002............................. 0.90 to 1.00
Twelve months ending August 31, 2002.......................... 0.90 to 1.00
Twelve months ending November 30, 2002........................ 0.90 to 1.00
Twelve months ending March 1, 2003............................ 1.00 to 1.00
Twelve months ending May 31, 2003............................. 1.00 to 1.00
Twelve months ending August 31, 2003.......................... 1.00 to 1.00
Twelve months ending November 30, 2003........................ 1.05 to 1.00
Twelve months ending February 28, 2004........................ 1.05 to 1.00
Twelve months ending May 31, 2004............................. 1.05 to 1.00
Twelve months ending August 31, 2004.......................... 1.10 to 1.00
Twelve months ending November 30, 2004........................ 1.10 to 1.00
Twelve months ending February 26, 2005........................ 1.10 to 1.00
Twelve months ending May 31, 2005............................. 1.10 to 1.00."


                  (h) Section 5.20 is hereby amended as follows:

                  (i) Each reference to "$300,000,000" in clause (h) is deleted and replaced with a reference to "$550,000,000".

                  (ii) The following is added at the end of clause (h):

                  "; and provided further that the 4.75% Senior Unsecured Convertible Notes due December 1, 2006 of the Borrower issued under the Indenture dated as of November 19, 2001 between Rite Aid and BNY Midwest Trust Company, as trustee, in an aggregate principal amount of $250,000,000 shall at all times be deemed to have been incurred under this Section 5.20(h) and shall not be permitted to be reclassified pursuant to the last sentence of this
         Section 5.20."

                  (iii) The following is added immediately following
         Section 5.20(p):

                  "For purposes of this Section 5.20, any Debt incurred under Section 5.20(g)(y), Section 5.20(h)(y), Section 5.20(i)(y) or Section 5.20(o)(y) may later be reclassified as having been incurred pursuant to any other such subsection of this Section
         5.20 to the extent such Debt could be incurred pursuant to such other subsection at the time of such reclassification."

                  (i) Section 9.11 is hereby amended as follows:

                  (i) The reference to "$50,000,000" in clause (a)(ii) thereof is deleted and replaced with a reference to "$75,000,000".

                  (ii) The reference to "$75,000,000" in clause (b)(ii) thereof is deleted and replaced with a reference to "$100,000,000".

                  Section 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Banks, the Senior Administrative Agent, the Senior Collateral Agent and the Syndication Agents that, as of the Amendment Effective Date:

                  (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable in accordance with its terms.

                  (b) The representations and warranties set forth in
Article IV of the Senior Credit Facility are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representatives and warranties shall be true and correct as of such earlier date).

                  (c) After giving effect to the agreements herein, no Default or Event of Default has occurred and is continuing.

                  Section 3. Effectiveness. This Amendment shall become effective on the first date (the "Amendment Effective Date") on which (i) the Senior Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Majority Banks, the Borrower and the Senior Administrative Agent, (ii) the Senior Administrative Agent and each of the other Banks executing this Amendment shall have received a fee from the Borrower in an amount determined by the Senior Administrative Agent to ensure the approval of this Amendment, which amount is currently anticipated to equal approximately 0.25% of each approving Bank's existing commitment under the Senior Credit Facility, and any other fees owed to such Bank by the Borrower and (iii) the Senior Administrative Agent shall have received, on behalf of itself and the Banks, a favorable written opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Borrower, in a form satisfactory to the Senior Administrative Agent, (A) dated the Amendment Effective Date, (B) addressed to the Senior Administrative Agent and the Banks, and (C) covering such matters relating to the Senior Credit Facility and the other Senior Loan Documents and the transactions contemplated thereby as the Senior Administrative Agent shall reasonably request, and the Borrower hereby instructs such counsel to deliver such opinion.

                  Section 4. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to the conflicts of law provisions thereof.

                  Section 5. Reference to Senior Credit Facility. Except as amended hereby, the Senior Credit Facility shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the Amendment Effective Date, each reference in the Senior Credit Facility to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference to the Senior Credit Facility shall be deemed a reference to the Senior Credit Facility, as amended hereby, as the case may be. This Amendment shall constitute a "Senior Loan Document" for all purposes of the Senior Credit Facility and the other Senior Loan Documents.

                  Section 6. Costs and Expenses. The Borrower agrees to reimburse the Senior Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Senior Administrative Agent.

                  Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  Section 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

                                          RITE AID CORPORATION


                                          By:___________________________
                                             Name:
                                             Title:


                                          CITICORP USA, INC., Individually and
                                          as Senior Administrative Agent and
                                          Senior Collateral Agent,


                                          By:___________________________
                                             Name:
                                             Title:



                                                            AMENDMENT NO. 2
                                       DATED AS OF FEBRUARY 22, 2002 TO THE
                                            RITE AID SENIOR CREDIT FACILITY




                  To approve Amendment No. 2:

                  Name of Institution:

                  -------------------------------

                  by
                     ----------------------------
                     Name:
                     Title: